Exhibit 99.2 Rodeo Renewed TRANSFORMATION TO LARGEST RENEWABLE TRANSPORTATION FUELS PRODUCTION FACILITY IN THE WORLD 50+ MBD1 On August 12, 2020, Phillips 66 announced Total Renewable Diesel production Rodeo Renewed, a project to reconfigure its expected by 1Q 2024 San Francisco Refinery in Rodeo, California, 8 MBD2 to produce renewable fuels. Diesel Hydrotreater conversion By mid 2021 (currently in progress) 44 MBD3 Full refinery conversion to renewable fuel by 1Q 2024 (target FID 1Q 2022) $750-800 MM Expected project capital cost >30% San Francisco Refinery RODEO, CA Forecasted returns Information subject to permitting approvals 1 1) 800 million gallons per year 2) 120 million gallons per year 3) 680 million gallons per year

Rodeo Renewed TRANSFORMATION TO LARGEST RENEWABLE TRANSPORTATION FUELS PRODUCTION FACILITY IN THE WORLD Anticipate 50% reduction in greenhouse gas emissions Generate California Low Carbon Fuel Standard credits Constructing pre-treatment units and repurposing existing hydrocracking units to process renewable feedstocks Capital efficient project that leverages existing units Capable of processing any renewable feedstock including cooking oil, fats, greases, tallow and soybean oils Utilize marine terminal and rail rack for domestic and international feedstock flexibility Upon conversion, the facility will no longer process crude oil Advantaged location for product placement into Marketing distribution channels Enable product distribution through integrated logistics network of marine and product terminals Information subject to permitting approvals 2

Cautionary Statement This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are intended to be covered by the safe harbors created thereby. Words and phrases such as “is anticipated,” “is estimated,” “is expected,” “is planned,” “is scheduled,” “is targeted,” “believes,” “continues,” “intends,” “will,” “would,” “objectives,” “goals,” “projects,” “efforts,” “strategies” and similar expressions are used to identify such forward-looking statements. However, the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements included in this presentation are based on management’s expectations, estimates and projections as of the date they are made. These statements are not guarantees of future performance and you should not unduly rely on them as they involve certain risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that could cause actual results or events to differ materially from those described in the forward-looking statements include the inability to timely obtain or maintain permits necessary for capital projects, including the Rodeo Renewed project; changes to worldwide government policies relating to renewable fuels and greenhouse gas emissions that adversely affect programs like the renewable fuel standards program, low carbon fuel standards and tax credits for biofuels; fluctuations in NGL, crude oil, and natural gas prices, and petrochemical and refining margins; unexpected changes in costs for constructing, modifying or operating our facilities, including the Rodeo Renewed project; unexpected difficulties in manufacturing, refining or transporting our products; risks and uncertainties with respect to the actions of actual or potential competitive suppliers and transporters of refined petroleum products, renewable fuels or specialty products; lack of, or disruptions in, adequate and reliable transportation for our NGL, crude oil, natural gas, and refined products; potential liability from litigation or for remedial actions, including removal and reclamation obligations under environmental regulations; limited access to capital or significantly higher cost of capital related to illiquidity or uncertainty in the domestic or international financial markets; potential disruption of our operations due to accidents, weather events, including as a result of climate change, terrorism or cyberattacks; general economic and political developments including: armed hostilities; expropriation of assets; changes in governmental policies relating to NGL, crude oil, natural gas, refined petroleum products, or renewable fuels pricing, regulation or taxation; political, economic or diplomatic developments, including those caused by public health issues, outbreaks of diseases and pandemics, including the COVID-19 pandemic and other economic, business, competitive and / or regulatory factors affecting Phillips 66’s businesses generally as set forth in our filings with the Securities and Exchange Commission. Phillips 66 is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. 3